EXECUTION VERSION

ACQUISITION AGREEMENT

BY AND AMONG

ALL-STATE PROPERTIES L.P.,

HUBEI LONGDAN (DELAWARE), INC.,

HUBEI LONGDAN BIOLOGICAL MEDICINE TECHNOLOGY CO., LTD.

AND

LONGDAN INTERNATIONAL INC.

DATED AS OF THE 14TH DAY OF MARCH, 2007

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TABLE OF CONTENTS

Page

Article I

2

THE ACQUISITION

2

1.01

The Conversion

2

1.02

Formation of All-State Subsidiary

2

1.03

The Merger

3

1.04

Closing

3

1.05

Manner of Conversion of Merger Stock

4

1.06

Surrender of Certificates

4

1.07

Cancellation of Longdan International Stock

5

1.08

Lost, Stolen or Destroyed Certificates

5

1.09

No Further Rights

5

1.10

Management of LHI Post-Closing

5

Article II

5

REPRESENTATIONS AND WARRANTIES

5

2.01

Representations and Warranties of All-State and Newco

5

2.02

Representations and Warranties of Longdan and Longdan International

6

Article III

9

COVENANTS AND AGREEMENTS

9

3.01

Approvals; Consents

9

3.02

Operation of the Business

9

3.03

Full Access

10

3.04

Representations

10

Article IV

10

CONDITIONS TO OBLIGATIONS OF THE PARTIES

10

4.01

Partner Approval

10

4.02

Conversion of All-State

10

4.03

Longdan Performance

10

4.04

Longdan International Performance

10

4.05

Regulatory Approvals

10

4.06

Merger

11

4.07

Pending Litigation

11

Article V

11

CONDITIONS TO ALL-STATE’S AND NEWCO’S OBLIGATIONS

11

5.01

Legal Expenses

11

5.02

Expenses During Pendency of Merger Transactions

11

5.03

Representations and Warranties of Longdan

11

5.04

Representations and Warranties of Longdan International

12

5.05

Opinion of Counsel under People’s Republic of China law

12

5.06

Opinion of Counsel under Nevis law

12

Article VI

12

CONDITIONS TO LONGDAN’S OBLIGATION TO CLOSE

12

6.01

Representations and Warranties

12

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i

Article VII

13

INDEMNIFICATION

13

7.01

Longdan Indemnification

13

7.02

Procedure

13

Article VIII

14

TERMINATION

14

8.01

Termination

14

Article IX

14

MISCELLANEOUS

14

9.01

Notices

14

9.02

Entire Agreement

15

9.03

Amendment

15

9.04

No Waiver

15

9.05

Successors and Assigns

15

9.06

Governing Law; Venue

15

9.07

Further Assurances

15

9.08

Attorney Fees

15

9.09

Conflict Waiver

16

9.10

Construction

16

9.11

Counterparts

16

9.12

Provisions Severable

16

9.13

Press Releases

16

EXHIBITS AND SCHEDULES

Exhibit A

Certificate of Conversion

Exhibit A-1

Exhibit B

Certificate of Incorporation for Longdan International

Holdings, Inc.

Exhibit B-1

Exhibit C

Certificate of Incorporation for Hubei Longdan

(Delaware), Inc.

Exhibit C-1

Exhibit D

Delaware Certificate of Merger

Exhibit D-1

Schedule 1

Conversion Formula

Schedule 1-1

Schedule 2

Directors and Officers of Hubei Longdan (Delaware),

Inc.

Schedule 2-1

Schedule 3

Merger Formula

Schedule 3-1

Schedule 4

Management of LIH Post-Closing

Schedule 4-1

Schedule 5

Longdan Subsidiaries

Schedule 5-1

Schedule 6

Variable Interest Entity Agreements

Schedule 6-1

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ii

ACQUISITION AGREEMENT

This Acquisition Agreement (“Agreement”) is made as of this 14th day of March, 2007 by and among ALL-STATE PROPERTIES, L.P., a Delaware limited partnership (“All-State”), HUBEI LONGDAN (DELAWARE), INC., a Delaware corporation (“Newco”), HUBEI LONGDAN BIOLOGICAL MEDICINE TECHNOLOGY CO., LTD., a company organized under the laws of the People’s Republic of China (“Longdan”), and LONGDAN INTERNATIONAL INC., a company organized under the laws of Nevis (“Longdan International”).

WITNESSETH:

WHEREAS, All-State is a limited partnership organized under the laws of Delaware, the limited partnership interests of which have been registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”);

WHEREAS, All-State is not currently engaged in any business and has no assets and no liabilities, other than a cash reserve for the payment of expenses relating to the winding up of its business, including legal, accounting and administrative costs relating to filings with the Securities and Exchange Commission (“SEC”), printing, mailing and transfer agent fees and expenses relating to All-State’s final distribution to its partners, and storage;

WHEREAS, Longdan is a limited liability company incorporated under the laws of the People’s Republic of China (“PRC” or “China”);

WHEREAS, Longdan is engaged in the production and sale of pharmaceutical products, including Chinese medicine and health products, in China;

WHEREAS, Longdan desires to engage in a reverse merger transaction (the “Acquisition”) with All-State pursuant to which All-State will acquire Longdan  and Longdan’s shareholders will be issued shares giving them a controlling interest in All-State;

WHEREAS, because the laws of the PRC restrict the ownership of a PRC company by persons who are not PRC citizens, Longdan has entered into certain agreements with Longdan International to give Longdan International effective ownership control over Longdan and the ability to consolidate its financial statements with the financial statements of Longdan in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) and in consideration of these agreements issued shares of Longdan International to the shareholders of Longdan;

WHEREAS, this Agreement contemplates a series of simultaneous transactions whereby (i) All-State will convert into a Delaware corporation and change its name to Longdan International Holding, Inc. (“LIH”), the shares of which initially will be owned

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by All-State’s partners in the same proportion as their current ownership of partnership interests, (ii) Longdan International will merge into Newco, a wholly-owned subsidiary of All-State, and (iii) Longdan International’s shareholders will receive shares of LIH in consideration of their shares of Longdan International; and

WHEREAS,  the parties have reached agreement regarding the terms and conditions pursuant to which the Acquisition will be consummated, including certain agreements regarding the payment of the costs of the Acquisition by Longdan and the indemnification of the principals of All-State from any liability in connection with the Acquisition; and

NOW, THEREFORE, in consideration of the foregoing, the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows.

ARTICLE I

THE ACQUISITION

1.01

The Conversion.

(a)

All-State to be Converted to a Delaware Business Corporation.  In accordance with the terms and subject to the conditions hereof, All-State shall convert (the “Conversion”) into a Delaware business corporation and shall be renamed, “Longdan International Holdings, Inc. (“LIH”).   Forms of the certificate of conversion and the certificate of incorporation of LIH are attached as Exhibits A and B hereto.

(b)

LIH Capital Stock.  LIH has Twenty Six Million One Hundred Seventy Five Thousand (26,175,000) shares of authorized capital stock, comprised of One Hundred Seventy Five Thousand (175,000) authorized shares of Series A Common Stock, $.001 par value per share (“Series A Common”), Ten Million (10,000,000) authorized shares of Series B Common Stock, $.001 par value per share (“Series B Common”), Fifteen Million (15,000,000) authorized shares of Series C Common Stock, $.001 par value per share (“Series C Common”), and One Million (1,000,000) authorized shares of $.001 par value per share Preferred Stock (“Preferred Stock”).  The respective voting, dividend and other rights of the Series A Common, the Series B Common and the Series C Common are as set forth in LIH’s Certificate of Incorporation, a form of which is attached as Exhibit B hereto.  At the effective time of the conversion (“Conversion Effective Time”), the partners of All-State shall become stockholders of LIH and receive shares of LIH as set forth on Schedule 1 hereto.

1.02

Formation of All-State Subsidiary.  All-State has formed a wholly owned subsidiary incorporated in the State of Delaware called Hubei Longdan (Delaware), Inc (“Newco”).  Newco has One Thousand (1,000) authorized shares of common stock, $.001 par value, all of which are issued to All-State (“Newco Stock”).  A form of the certificate of incorporation of Newco is attached as Exhibit C hereto.

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1.03

The Merger.

(a)

Longdan International to be Merged into Newco.  In accordance with the terms and subject to the conditions hereof, at the Merger Effective Time (as such term is defined in Section 1.03(b) hereof), Longdan International will be merged with and into Newco (the “Merger”) in accordance with the applicable provisions of (i) the Delaware General Corporation Law (“Delaware Law”) and (ii) the Nevis Business Corporation Ordinance 1984 (“Nevis Law”), the separate existence of Longdan International shall cease and Newco shall continue as the surviving corporation in the Merger with the name “Hubei Longdan (Delaware), Inc.” (the “Surviving Company”).

(b)

Filing of Merger Documents.  At the Closing (as defined in Section 1.04 hereof), the parties hereto shall cause the Merger to be consummated by filing with (i) the Secretary of State of the State of Delaware (“Delaware Secretary”) and (ii) the Registrar of Companies or other appropriate official of the country of Nevis (“Nevis Official”) the appropriate required documents, duly executed in accordance with the requirements of Delaware Law (the “Delaware Certificate of Merger”) and Nevis Law  (the “Nevis Certificate of Merger”) and with the provisions of this Agreement.  A form of the Delaware Certificate of Merger is attached as Exhibit D hereto. The date and time of the last to occur of the filing of the Delaware Certificate of Merger with the Delaware Secretary and the Nevis Certificate of Merger with the Nevis Official is referred to herein as the “Merger Effective Time.”

(c)

Effect of the Merger.  At the Merger Effective Time, the Surviving Company shall thereupon and thereafter be vested with all right, title and interest in all assets of Longdan International without reversion or impairment.  The Surviving Company shall thereafter be responsible and liable for all the liabilities and obligations of Longdan International.  Any claim existing or action or proceeding pending by or against Longdan International may be continued as if the Merger did not occur or the Surviving Company may be substituted in the proceeding for Longdan International.  Neither the rights of creditors nor any liens upon the assets of Longdan International shall be impaired by the Merger.  At the Merger Effective Time, the Surviving Company will continue as a wholly-owned subsidiary of LIH.

(d)

Organizational Documents.  The Certificate of Incorporation and Bylaws of Newco as in effect at the Merger Effective Time shall continue in full force and effect as the Certificate of Incorporation and Bylaws of the Surviving Company following the Merger, until later amended or modified in accordance with applicable law.

(e)

Directors and Officers of the Surviving Company.  The directors and officers of Newco shall resign effective as of the Merger Effective Time and the officers and directors set forth on Schedule 2 hereto shall thereupon be elected to serve as officers and directors of the Surviving Company, until their successors are duly elected or appointed and qualified.

1.04

Closing.  The closing of the Merger (the “Closing”) shall take place (i) at the offices of Ruden, McClosky, Smith, Schuster & Russell, P.A., 200 East Broward

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Boulevard, Fort Lauderdale, Florida 33301, at 10:00 A.M. local time, (ii) on the day on which the last of the conditions set forth in this Agreement is fulfilled or waived (subject to applicable law) or (iii) at such other time and place and on such other date as the parties to this Agreement shall agree (the “Closing Date”).

1.05

Manner of Conversion of Merger Stock.  Upon the terms and subject to the conditions of this Agreement, at the Merger Effective Time, by virtue of the Merger and without any action on the part of Longdan International, Longdan, LIH or Newco, the following shall occur:

(a)

Conversion of Shares.  Each share of stock of Longdan International (“Longdan International Stock”) issued and outstanding immediately prior to the Merger Effective Time, will be cancelled and extinguished and automatically converted at the Merger Effective Time into shares of capital stock of LIH (the “Merger Stock”) as follows:  (i) each share of Series A common stock  of Longdan International Stock shall be converted into  validity issued, fully paid and non-assessable shares of Series A Common of LIH as set forth on Schedule 3 hereto; and (ii) each share of Series B common stock of Longdan International Stock shall be converted into a validly issued, fully paid and non-assessable share of Series B Common of LIH; each share of Series C common stock of Longdan International Stock shall be converted into a validly issued, fully paid and non-assessable share of Series C Common Stock of LIH.  The method and other details of conversion of the Longdan International Stock is as set forth on Schedule 3 hereto.

(b)

Capital Structure of LIH after Merger.  After consummation of the Merger, the former stockholders of Longdan International shall own approximately eighty-nine percent (89%) of the issued and outstanding capital stock of LIH and All-State’s current partners collectively shall own approximately eleven percent (11%) of the issued and outstanding capital stock of LIH.

(c)

Capital Stock of Newco.  Each share of common stock of Newco shall not be changed or converted in the Merger and each share of Newco Common Stock shall remain outstanding after the Merger as one share of common stock of the Surviving Company.

1.06

Surrender of Certificates.  Each holder of a certificate (“Longdan International Certificates”) representing shares of Longdan International Stock may surrender such holder’s Longdan International Certificates to LIH for a certificate representing the shares of Class A Common, Class B Common or Class C Common issued in connection with the Merger (“Merger Stock Certificate”).  Any Longdan International Certificates to be surrendered shall be duly executed or accompanied by a duly executed stock power.  LIH shall promptly cause its stock transfer agent to issue the Merger Stock Certificates.  The Merger Stock Certificates shall bear a restrictive legend which states that the Merger Stock has not been registered for resale under the Securities Act of 1933, as amended (the “Securities Act”), and may not be resold without registration, or pursuant to an exemption from registration, under the Securities Act.

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1.07

Cancellation of Longdan International Stock.  At the Effective Time, all Longdan International Stock shall be cancelled without any further action by the parties hereto or any stockholder of Longdan International.

1.08

Lost, Stolen or Destroyed Certificates.  In the event that any Longdan International Certificate shall have been lost, stolen or destroyed, LIH will issue in exchange for such lost, stolen or destroyed certificate, the Merger Stock Certificate deliverable in respect thereof as determined in accordance with this Article I.  When authorizing such certificate for Merger Stock in exchange therefore, LIH may, in its sole discretion and as a condition precedent to the exchange thereof, require the owner of such lost, stolen or destroyed certificate to give LIH a bond in such sum as it may direct as indemnity against any claim that may be made against LIH with respect to the certificate alleged to have been lost, stolen or destroyed.

1.09

No Further Rights.  From and after the Merger Effect Time, holders of certificates, instruments, agreements or other documents theretofore evidencing interests of Longdan International Stock shall cease to have any rights as stockholders of Longdan International, except provided herein or by law.

1.10

Management of LIH Post-Closing.  Effective at Closing, the members of the board of directors and officers of LIH shall resign and be replaced by nominees of Longdan as set forth on Schedule 4 hereto.

ARTICLE II

REPRESENTATIONS AND WARRANTIES

2.01

Representations and Warranties of All-State and Newco.  All-State and Newco, jointly and severally, represent and warrant, as of the Closing Date, the following:

(a)

Organization.  All-State is a limited partnership duly organized and validly existing and in good standing under the laws of the State of Delaware.  All-State is duly authorized to conduct business and is in good standing under the laws of each jurisdiction where such qualification is required.

(b)

Newco Organization; Authorization.  Newco is a corporation   duly incorporated and validly existing and in good standing under the laws of the State of Delaware.  Newco is duly authorized to conduct business and is in good standing under the laws of each jurisdiction where such qualification is required.

(c)

Capitalization.  According to All-State’s most recent Form 10-K for the fiscal year ended June 30, 2006, there were 1,323 holders of record of 3,118,065 outstanding units of limited partnership interests.  All of All-State’s issued and outstanding units of limited partnership interests have been duly authorized and validly issued, and are fully paid and non-assessable.  Except for restrictions on transfer arising under applicable federal and state securities laws, there are no restrictions on the transfer of any limited partnership interest.  All of the issued and outstanding shares of Newco

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Stock are owned by All-State and have been duly authorized and validly issued and are fully paid and non-assessable.

(d)

Non-Contravention.  Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will (i) violate any law or governmental order to which either All-State or Newco is subject or any provision of (A) All-State’s limited partnership agreement or (B) Newco’s Certificate of Incorporation or by-laws or (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify or cancel, or require any notice under any agreement, contract, lease, license, instrument or other arrangement to which All-State or Newco is a party.  Neither All-State nor Newco need to give notice to, make any filing with, or obtain any authorization, consent, approval of any governmental entity in order for the consummation of the transactions contemplated by this Agreement, other than the filing with the Delaware Secretary described in Article I hereof.

(e)

SEC Filings.  All-State has filed all reports, proxy statements, forms and other documents required to be filed with the SEC prior to the date of this Agreement (“SEC Documents”).  All-State’s SEC Documents (i) do not contain any untrue statement of material fact or omit to state any material fact necessary, in light of the circumstances under which it was made, to make the statements therein not misleading and (ii) comply as to form in all material respects with applicable laws and rules and regulations of the SEC.

(f)

Required Consents.  There are no applications, notices, consents, approvals, orders, registrations, qualifications, waivers or other actions of any kind required by virtue of the execution and delivery of this Agreement by All-State or Newco or the consummation by All-State or Newco of the acquisition or any of the transactions contemplated hereby.

(g)

Compliance with Laws.  Neither All-State nor Newco has received any notice or is aware of any allegation or occurrence of any failure by All-State or Newco to comply with applicable local, state, or federal laws, regulations, rules, ordinances, administrative orders, or judicial or arbitration orders, or advisory opinions or rulings.  To the best of the All-State’s knowledge, there are not now and have not been any material failures by All-State or Newco to comply with such laws, orders or rulings.

(h)

Disclosure.  No representation or warranty by All-State or Newco contained in this Agreement contains any untrue statement of material fact or omits to state any material fact necessary, in light of the circumstances under which it was made, to make the statements herein or therein not misleading.

2.02

Representations and Warranties of Longdan and Longdan International.  Longdan and Longdan Internationally, jointly and severally, represent and warrant, as of the Closing Date, the following:

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(a)

Longdan Organization; Authority.  Longdan is a limited liability company organized and existing in good standing under the laws of the PRC.  Longdan is duly authorized to conduct business and is in good standing under the laws of each jurisdiction where such qualification is required.

(b)

Longdan International Organization; Authority.  Longdan International is a corporation organized and existing in good standing under the laws of Nevis.  Longdan International is duly authorized to conduct business and is in good standing under the laws of each jurisdiction where such qualification is required.

(c)

Capitalization.  Longdan International has 51,547,748 authorized and 30,494,166 issued and outstanding shares of capital stock comprised as follows:  (i) 175,000 shares of Series A common stock, par value $.001 per share, authorized and issued and outstanding held by one (1) holder of record, (ii) 2,220,899 shares of Series B common stock, par value $.001 per share, authorized and 1,537,016 shares issued and outstanding held by seven (7) holders of record and (iii) 49,151,849 shares of Series C common stock, par value $.001 per share, authorized and 28,782,150 shares issued and outstanding held by 1,522 holders of record.  All of the issued and outstanding shares of Longdan International Stock have been duly authorized and validly issued, and are fully paid and non-assessable and are held by the respective owners thereof, free and clear of any lien or other encumbrance.  There are no restrictions on the transfer of any share of Longdan International Stock, other than pursuant to applicable securities laws.  All of the issued and outstanding shares of Longdan’s subsidiaries, which are listed on Schedule 5 hereto, are owned solely by Longdan and have been duly authorized and validly issued and are fully paid and non-assessable.  There are no contracts or any other agreements or understandings relating to the issuance, sale or transfer of any equity security of either Longdan or Longdan International, other than as set forth on Schedule 6 hereto and pursuant to this Agreement.

(d)

Non-Contravention.  Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will (i) violate any law or governmental order to which Longdan  or Longdan International is subject or any provision of their respective articles of incorporation or by-laws or other organizational document, or (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify or cancel, or require any notice under any agreement, contract, lease, license, instrument or other arrangement to which Longdan or Longdan International is a party.  Neither Longdan nor Longdan International needs to give notice to, make any filing with, or obtain any authorization, consent, approval of any governmental entity in order for the consummation of the transactions contemplated by this Agreement, other than the filings with the Delaware Secretary and the Nevis Office described in Article I hereof.

(e)

Financial Statements.  Longdan International is a variable interest entity (“VIE”) that is permitted to consolidate it financial statements with Longdan under U.S. GAAP.  Longdan and Longdan International has furnished All-State with complete copies of the audited consolidated balance sheets of Longdan and Longdan International

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as at September 30, 2005, and 2006 and the related audited consolidated statements of income, changes in stockholders’ equity and cash flow for each of the fiscal years then ended, together with the report thereon of Kenne Ruan, CPA, P.C., independent certified  public accounts, including, in each case, a balance sheet and related statements of income (“Financial Statements”).  The Financial Statements (i) have been prepared in conformity with U.S. GAAP, (ii) reflect and provide adequate reserves in respect of all known liabilities of Longdan and Longdan International in accordance with GAAP, including all known contingent liabilities as of their respective dates, and (iii) present fairly the consolidated financial condition of Longdan and Longdan International at such dates. No financial statements of any other person, other than Longdan, are required by U.S. GAAP to be included in the Financial Statements.

(f)

Absence of Undisclosed Liabilities.  Longdan and Longdan International do not have any material indebtedness, liability or obligation of any character whatsoever, whether or not accrued and whether or not fixed or contingent, other than (i) liabilities reflected in the Financial Statements, (ii) liabilities incurred in the ordinary course of business (or pursuant to liquidation) of Longdan or Longdan International since the date of the Financial Statements and (iii) liabilities incurred in connection with the performance of this Agreement.

(g)

No Material Adverse Change.  Since the date of the Financial Statements, neither Longdan nor Longdan International has experienced any damage, destruction, or loss (whether or not covered by insurance) to its assets or any material adverse change in its respective business, financial condition, operations, or results of operations.

(h)

Required Consents.  There are no applications, notices, consents, approvals, orders, registrations, qualifications, waivers or other actions of any kind required by virtue of the execution and delivery of this Agreement by Longdan or Longdan International or the consummation by Longdan or Longdan International of the Acquisition or any of the transactions contemplated hereby.

(i)

Compliance with Laws.  Neither Longdan nor Longdan International has received any notice or is aware of any allegation or occurrence of any failure by Longdan or Longdan International to comply with applicable local, state, or federal laws, regulations, rules, ordinances, administrative orders, or judicial or arbitration orders, or advisory opinions or rulings.  To the best of the Longdan’s knowledge, there are not now and have not been any material failures by either Longdan or Longdan International to comply with such laws, orders or rulings, including without limitation, any PRC laws or orders or rulings of the PRC Food and Drug Administration, relating to allegations of bribery or other illegal acts, or the quality or authenticity of drugs manufactured by Longdan.

(j)

Litigation.  There is no (i) action, suit, claim, proceeding or investigation pending or, to the knowledge of Longdan or any officer of Longdan, threatened against or affecting Longdan or Longdan International or their respective

FTL:2072152:7

assets, employees or properties, at law or in equity, or before or by any court or governmental authority, (ii) arbitration proceeding relating to Longdan or Longdan International or their respective assets, employees or properties or (iii) governmental inquiry (by any of the United States, China or Nevis) relating or involving Longdan or Longdan International, their respective assets or properties, or the business of Longdan or Longdan International or the transactions contemplated by this Agreement, relating to allegations of bribery or other illegal acts, or the quality or authenticity of drugs manufactured by Longdan, and Longdan does not know of any basis for any of the foregoing.  There are no pending actions, suits, claims or proceedings brought by Longdan or Longdan International against others.

(k)

Finders or Brokers.  Except for USChina Channel, LLC, the fees of which are the sole responsibility of Longdan, neither Longdan nor Longdan International has utilized the services of any investment banker, broker, finder or intermediary in connection with the transactions contemplated hereby who might be entitled to a fee or commission in connection with this agreement or upon consummation of the transactions contemplated hereby.

(l)

No Money Laundering.  Neither the contractual relationship among Longdan, Longdan International, All-State and Newco nor the money used by Longdan in the transaction directly or indirectly (i) constitutes or is part of a money laundering transaction or other criminal offense or (ii) is in any way derived from money laundering transaction or other criminal offense, as each such term is defined by the laws applicable in each country where an event or obligation herein contemplated is to occur or to be performed.

(m)

Disclosure.  No representation or warranty by Longdan or Longdan International contained in this Agreement contains any untrue statement of material fact or omits to state any material fact necessary, in light of the circumstances under which it was made, to make the statements herein or therein not misleading.

ARTICLE III

COVENANTS AND AGREEMENTS

Each party hereto covenants with the other party hereto as follows:

3.01

Approvals; Consents.  Each party hereto will obtain or cause to be obtained all consents, approvals and authorizations required by any applicable requirement of law or by any contract or agreement to be obtained by each party hereto in connection with the consummation of this Agreement.

3.02

Operation of the Business.  Each party hereto shall not engage in any practice, take any action, or enter into any transaction other than in the ordinary course of business and in compliance with all applicable laws, rules, regulations and other requirements, including, without limitation, those of the United States federal, state and local governments and the laws of the national and provincial governments of the PRC and the laws of the government of Nevis, and the agencies thereof.

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3.03

Full Access.  Each party hereto shall permit representatives of the other party to have full access to all premises, properties, books, records, contracts or documents of or pertaining to each party.

3.04

Representations.  Each of the parties hereto will (i) take all action necessary to render accurate as of the Merger Effective Time their respective representations and warranties contained herein, (ii) refrain from taking any action which would render any such representation or warranty inaccurate in any material respect as of such time, and (iii) perform or cause to be satisfied each covenant or condition to be performed or satisfied by them under this Agreement.

ARTICLE IV

CONDITIONS TO OBLIGATIONS OF THE PARTIES

The obligations of the parties hereto are subject to the fulfillment and satisfaction of each of the following conditions:

4.01

Partner Approval.  At or before the Merger Effective Time, the partners of All-State shall have adopted and approved the Conversion, the Merger and the other transactions contemplated by this Agreement in accordance with Delaware Law.

4.02

Conversion of All-State.  At or before the Merger Effective Time the Conversion of All-State into a business corporation shall have taken place in accordance with Delaware Law.

4.03

Longdan Performance.  All actions required to be taken by, or on the part of, Longdan to authorize the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby shall have been duly and validly taken.

4.04

Longdan International Performance.  All actions required to be taken by, or on the part of, Longdan International to authorize the execution, delivery and performance of this Agreement and the consummation of the Merger and all other transactions contemplated hereby, including, without limitation, any amendment to its articles of incorporation and by-laws, and any share exchange by its shareholders shall have been duly and validly taken.

4.05

Regulatory Approvals.  At or before the Merger Effective Time, all applicable approvals of governmental regulatory authorities of the United States of America, including but not limited to all proxy statements, reports and other documents required to be submitted to the SEC, the federal and provincial governments of the PRC or Nevis, or any agencies thereof, required to consummate the transactions or comply with any laws applicable to Longdan and Longdan International and necessary to permit the operation of their business in the ordinary course following the consummation of the transactions contemplated by this Agreement shall have been obtained.

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4.06

Merger.  The Delaware Certificate of Merger and the Nevis Articles of Merger shall be adopted and executed by Newco and Longdan International in accordance with Delaware Law and Nevis Law, respectively, and shall take effect, subject to the terms of this Agreement, and be deemed to be the agreement and plan of merger of Newco and Longdan International as required by applicable Delaware Law and Nevis Law.

4.07

Pending Litigation.  No legal, administrative, arbitrational, investigatory or other proceeding shall be pending before any court, tribunal or governmental authority which seeks to challenge or prevent the transactions contemplated under this Agreement or which seeks to obtain a remedy at law in connection therewith.

ARTICLE V

CONDITIONS TO ALL-STATE’S AND NEWCO’S OBLIGATIONS

The obligations of All-State and Newco are subject to the satisfaction or waiver, at or before the Merger Effective Time, of the following conditions:

5.01

Legal Expenses.  In consideration of All-State’s willingness to enter into this Agreement, Longdan acknowledges and agrees that it will pay in advance all legal expenses incurred by All-State in connection with the transactions contemplated herein, by payments made in advance into the attorney trust account of Ruden McClosky, counsel for All-State.  Longdan hereby authorizes Ruden McClosky to debit such trust account for any and all fees payable by Longdan pursuant to this Agreement.  Longdan agrees to replenish monies paid into the trust account upon request and understands that All-State is under no obligation to take any further action required in connection with the transactions contemplated by this Agreement unless and until Longdan makes such payments.  Longdan acknowledges and agrees that the legal expenses could be significant, especially in the event that the SEC has significant comments to the proxy statements.  Furthermore, Longdan acknowledges and agrees that there is no guarantee that the SEC will approve the proxy statements and, regardless of SEC approval, Longdan shall be obligated to pay all legal expenses.  Other factors that may impact legal expenses include Longdan’s cooperation with All-State’s counsel and whether or not Longdan engages United States counsel to perform its legal services.  In the event that the transactions contemplated herein are not consummated for any reason other than All-State’s intentional act or omission resulting in the material breach of this Agreement, Longdan acknowledges and agrees that it is nonetheless obligated to pay all of All-State’s legal fees in connection with this Agreement and the transactions contemplated hereby.

5.02

Expenses During Pendency of Merger Transactions.  Longdan has agreed to pay All-States’ reasonable costs from the time of the final distribution of its partners until closing of the Merger or termination of the Agreement.  These costs relate to costs incurred with respect to any filings that may be required with the SEC in the ordinary course and the costs of All-State’s transfer agent.

5.03

Representations and Warranties of Longdan.  The representations and warranties of Longdan contained in this Agreement or in any document delivered to All-

FTL:2072152:7

State in connection herewith, shall be true in all material respects at the Effective Time as if made again at the Merger Effective Time.  Longdan shall have duly performed and complied in all material respects with all agreements and conditions required by this Agreement to be performed or complied with at or before the Merger Effective Time.  From time to time, upon the request of All-State, Longdan shall delivery certificates of officers certifying its continued truth it its representations and warranties.

5.04

Representations and Warranties of Longdan International.  The representations and warranties of Longdan International contained in this Agreement or in any document delivered to All-State in connection herewith, shall be true in all material respects at the Merger Effective Time as if made again at the Merger Effective Time.  Longdan International shall have duly performed and complied in all material respects with all agreements and conditions required by this Agreement to be performed or complied with at or before the Merger Effective Time.  From time to time, upon the request of All-State, Longdan International shall delivery certificates of officers certifying its continued truth it its representations and warranties.

5.05

Opinion of Counsel Under People’s Republic of China Law.  Longdan shall have delivered an opinion of counsel to All-State, reasonably satisfactory, advising that the transactions contemplated under this Agreement are valid and enforceable under the laws of the People’s Republic of China.

5.06

Opinion of Counsel Under Nevis Law.  Longdan shall have delivered an opinion of counsel to All-State advising, reasonably satisfactory, that the transactions contemplated under this Agreement are valid and enforceable under the laws of Nevis.

ARTICLE VI

CONDITIONS TO LONGDAN’S OBLIGATION TO CLOSE

The obligations of Longdan and Longdan International are subject to the satisfaction or waiver, at or before the Merger Effective Time, of the following conditions:

6.01

Representations and Warranties.  The representations and warranties of All-State contained in this Agreement or in any document delivered to Longdan International in connection herewith, shall be true in all material respects at the Effective Time as if made again at the Effective Time.  All-State shall have duly performed and complied in all material respects with all agreements and conditions required by this Agreement to be performed or complied with at or before the Effective Time.  From time to time, upon the request of Longdan International, All-State shall delivery certificates of officers certifying the continued truth of its representations and warranties.

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ARTICLE VII

INDEMNIFICATION

7.01

Longdan Indemnification.  Longdan and Longdan International (the “Indemnifying Parties”) each jointly and severally agree to indemnify and hold harmless All-State and Newco, together with All-State’s General Partner, Stanley R. Rosenthal, and all its partners and agents, and all officers, directors, employees and agents, and each person, if any, who controls the All-State and Newco and any of their respective affiliates within the meaning of the Securities Act or the Exchange Act (all of the foregoing are referred to collectively as “Indemnified Parties” and individually as an “Indemnified Party”), from any and all losses, suits, actions, judgments, penalties, fines, costs, damages, liabilities or claims of any kind or nature, whether joint or several, including, without limitation, any legal or any other expenses as they are incurred by an Indemnified Party in connection with the preparation for or defense of any action, claim or proceeding, whether or not resulting in any liability (all of the foregoing being collectively defined as the “Indemnified Claims”) to which such Indemnified Party may become subject or liable or which may be incurred by or assessed against any Indemnified Party under any statute, common law, contract or otherwise, relating to or arising out of any of:  (a) any actions or omissions of Longdan, Longdan International, or after the Merger Effective Time, LIH or Newco or any of their respective employees, officers, advisors, directors or agents; (b) this Agreement or action to be performed pursuant to this Agreement; or (c) any securities, tax, corporate, or other liabilities or obligations of Longdan, Longdan International, or after the Merger Effective Time, LIH or Newco; provided, however, that Indemnifying Parties shall not be liable to an Indemnified Party in any such case if such Indemnified Claim is found, in a final, non-appealable judgment by a court of competent jurisdiction, to have resulted from the violation by such Indemnified Party of any applicable law or the willful misconduct or gross negligence of such Indemnified Party.

7.02

Procedure.  Promptly after receipt by an Indemnified Party of notice of the occurrence of an Indemnified Claim, or any claim or the commencement of any action or proceeding in respect of which indemnity may be sought against the Indemnifying Parties, such Indemnified Party will notify the Indemnifying Parties in writing of the commencement thereof or of such Indemnified Claim, and the Indemnifying Parties shall immediately assume the full defense thereof, including the employment of counsel satisfactory to the Indemnified Party and the payment of the reasonable fees and expenses of such counsel.  Notwithstanding the preceding sentence, the Indemnified Party will be entitled to employ its own counsel in such circumstance if the Indemnified Party is advised in a written opinion of counsel that a conflict of interest exists which makes representation by counsel chosen by the Indemnifying Parties not advisable.  In such event, the reasonable fees and disbursements of such separate counsel will be paid by the Indemnifying Parties; provided, however, that the Indemnifying Parties shall not in connection with any such Indemnified Claim or separate but substantially similar Indemnified Claim arising out of the same general allegations or circumstance, be liable for the reasonable fees and expenses of more than one separate firm of attorneys for all Indemnified Parties.

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ARTICLE VIII

TERMINATION

8.01

Termination.  This Agreement may be terminated and the transactions contemplated herein abandoned at any time before the Merger Effective Date:

(a)

by written consent of the parties hereto;

(b)

by All-State and Newco, in writing, if there has been a material misrepresentation in this Agreement by Longdan or Longdan International, or a material breach by Longdan or Longdan International of any of its warranties or covenants set forth herein or a failure of any condition to which the obligations of Longdan or Longdan International hereunder are subject;

(c)

by Longdan and Longdan International, in writing, if there has been a material misrepresentation in this Agreement by All-State or Newco, or a material breach by All-State or Newco of any of its warranties or covenants set forth herein or a failure of any condition to which the obligations of All-State hereunder are subject; and

(d)

by either party hereto, in accordance with Article IV hereof.

ARTICLE IX

MISCELLANEOUS

9.01

Notices.  All notices, demands or other communications required or permitted to be delivered in connection with this Agreement shall be in writing and shall be deemed delivered (i) when delivered personally, (ii) on the third (3rd) business day after being deposited with the United States Postal Service, certified or registered mail (return receipt requested, first-class postage prepaid), or (iii) one (i) business day after being deposited with a nationally recognized courier service (e.g. Federal Express) for overnight delivery, and addressed to a party at the address indicated below:

If to All-State:

All-State Properties L.P.

5500 N.W. 69th Avenue

Lauderhill, FL  33319

Attention:  Stanley R. Rosenthal,

General Partner

With a copy to:

Ruden, McClosky, Smith, Schuster &

Russell, P.A.

200 E. Broward Blvd., Suite 1500

Fort Lauderdale, FL 33301

Attn:  Robert C. Brighton, Jr., Esq.

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If to Longdan or

Longdan International:

Zhilin Zhang

No. 1, 2nd Floor

308 Qing Tai Road

Hanyang, Wuhan, Hubei

People’s Republic of China

or to such other address or to such other person or entity as any party shall designate to the other in writing for such purposes in the manner hereinabove set forth.

9.02

Entire Agreement.  This Agreement sets forth all the promises, covenants, agreements, conditions and understandings between the parties hereto as to the subject matter hereof, and supersedes all prior and contemporaneous agreements, understandings, inducements or conditions, expressed or implied, oral or written, except as herein contained.

9.03

Amendment.  The parties hereby irrevocably agree that no attempted amendment, modification, termination, discharge or change (collectively, “Amendment”) of this Agreement shall be valid and effective, unless the parties shall unanimously agree in writing to such Amendment.

9.04

No Waiver.  No waiver of any provision of this Agreement shall be effective unless it is in writing and signed by the party against whom it is asserted, and any such written waiver shall only be applicable to the specific instance to which it relates and shall not be deemed to be a continuing or future waiver.

9.05

Successors and Assigns.  This Agreement and any Amendments hereto shall be binding upon and, to the extent expressly permitted by the provisions hereof, shall inure to the benefit of the parties, their respective heirs, legal representatives, successors and assigns.

9.06

Governing Law; Venue.  This Agreement shall be construed in accordance with the laws of the State of Florida, without regard to its conflict of law principles, and venue for any proceeding arising between the parties in any manner pertaining or related to this Agreement shall, to the extent permitted by law, be held in Broward County, Florida.

9.07

Further Assurances.  The parties hereto will execute and deliver such further acts and things as may be reasonably required to carry out the intent and purpose of this Agreement.

9.08

Attorney Fees.  If any party hereto is required to engage in litigation or other legal proceeding against any other party hereto, either as plaintiff or as defendant, in order to enforce or defend any rights under this Agreement, and such process results in a final judgment or ruling in favor of such party (“Prevailing Party”), the party against whom said final judgment or ruling is obtained shall reimburse the Prevailing Party for

FTL:2072152:7

all direct, indirect or incidental expenses incurred, including, but not limited to, all attorneys’ fees, including paralegal fees, court costs and other expenses incurred throughout all negotiations, proceedings, trials or appeals undertaken in order to enforce the Prevailing Party’s rights hereunder.

9.09

Conflict Waiver.  The parties hereby acknowledge and agree that:  (i) the law firm of Ruden, McClosky, Smith, Schuster & Russell, P.A. (“Firm”) has represented All-State in the preparation of this Agreement and may hereafter represent All-State in other matters; (ii) the Firm also represents All-State in other unrelated matters and may continue to do so in the future; and (iii) Longdan and Longdan International have sought such independent counsel as it deemed necessary before entering into this Agreement.

9.10

Construction.  Every covenant, term and provision of this Agreement shall be construed simply according to its fair meaning and not strictly for or against any party hereto.  This Agreement shall not be construed against either party by virtue of a party being deemed the Agreement’s drafter.  The headings of the various sections of this Agreement are intended solely for convenience of reference, and shall not be deemed or construed to explain, define, limit, modify or place any construction upon the provisions hereof.  Wherever the context requires, any noun or pronoun used herein may be deemed to mean the corresponding masculine, feminine or neuter in form thereof and the singular form of any nouns and pronouns herein may be deemed to mean the corresponding plural and vice versa as the case may require.

9.11

Counterparts.  This Agreement and any Amendments may be executed in one or more counterparts, each of which shall be deemed an original and all of which together will constitute one and the same instrument.  Facsimile copies of signatures may be treated as original signatures for all purposes.

9.12

Provisions Severable.  This Agreement is intended to be performed in accordance with, and only to the extent permitted by, all applicable laws, ordinances, rules and regulations of the jurisdictions in which the parties do business.  If any provision of this Agreement, or the application thereof to any person or entity or circumstance shall, for any reason or to any extent, be invalid or unenforceable, the remainder of this Agreement and the application of such provision to other persons or entities or circumstances shall not be affected thereby, but rather shall remain in full force and effect, and be construed and enforced to the greatest extent permitted by law as if such invalid or unenforceable provision(s) were omitted.

9.13

Press Releases.  The parties hereto will consult and cooperate in the issuance, form, content and timing of any press releases issued in connection with the transactions contemplated by this Agreement.

[THIS SPACE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto on the day and year first above written.

ALL-STATE PROPERTIES L.P.

                                                                        By:/s/

Stanley R. Rosenthal

Name:

Stanley R. Rosenthal

Title:   General Partner

HUBEI LONGDAN (DELAWARE), INC.

                                                                        By:/s/

Stanley R. Rosenthal

Name:

Stanley R. Rosenthal

Title:   General Partner

HUBEI LONGDAN BIOLOGICAL MEDICINE TECHNOLOGY CO., LTD.

By:  /s/Zhilin Zhang

Name:  Zhilin Zhang

Title:   Chairman

LONGDAN INTERNATIONAL INC.

By:  /s/Zhilin Zhang

Name:  Zhilin Zhang

Title:   Chairman

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Exhibit A

CERTIFICATE OF CONVERSION

FROM A LIMITED PARTNERSHIP

TO

A CORPORATION

This Certificate of Conversion from a Limited Partnership to a Corporation (“Certificate of Conversion”) is being duly executed and filed by the undersigned, as its sole general partner, to convert All-State Properties L.P., a Delaware limited partnership (the “Limited Partnership”), to Longdan International Holding, Inc., a Delaware corporation (the “Corporation”), pursuant to Section 265 of the Delaware General Corporation Law.

1.

The date on which the Limited Partnership was formed was April 27, 1984.

2.

The jurisdiction in which the Limited Partnership was formed is Delaware.

3.

The name of the Limited Partnership immediately prior to filing this Certificate of   Conversion was All-State Properties L.P.

4.

The name of the Corporation as set forth in the Certificate of Incorporation is

Longdan International Holdings, Inc.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Conversion as of the __ day of__________, 2007.

ALL-STATE PROPERTIES L.P.

By:_________________________________

      Stanley R. Rosenthal, General Partner

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Exhibit A-1

Exhibit B

CERTIFICATE OF INCORPORATION FOR

LONGDAN INTERNATIONAL HOLDING, INC.

The undersigned, a natural person, for the purposes of forming a corporation under the laws of the State of Delaware, does make, file and record this Certificate of Incorporation, and does certify that:

FIRST:  The name of the corporation is Longdan International Holding, Inc. (the “Corporation”).

SECOND:  The address of the Corporation’s registered office in the State of Delaware is 160 Greentree Drive, Suite 101, Dover, Delaware, County of Kent, 19904.  The name of the Corporation’s registered agent at such address is National Registered Agents, Inc.

THIRD:  The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

FOURTH: The total number of shares of stock which the Corporation shall have authority to issue is Twenty Six Million One Hundred Seventy Five Thousand (26,175,000) shares, par value $.001 per share, comprised of One Hundred Seventy Five Thousand (175,000) shares of Series A Common Stock, Ten Million (10,000,000) shares of Series B Common Stock, Fifteen Million (15,000,000) shares of Series C Common Stock and One Million (1,000,000) shares of undesignated Preferred Stock.  Series A Common Stock, Series B Common Stock and Series C Common Stock are collectively referred to herein as “Common Stock.”

The relative rights, preferences and limitations of the shares of each Series of Common Stock are identical and entitle the holders thereof to the same rights and privileges except as follows:

A.

Common Stock.

1.

Series A Common Stock

(a)

Voting.  Each holder of Series A Common Stock registered on the books of the Corporation shall be entitled to ten (10) votes per share on all matters submitted to stockholders.

(b)

Conversion.  Each holder of Series A Common Stock shall have the right at any time and from time to time to convert in whole or part shares of Series A Common Stock held by such holder into shares of

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Exhibit B-1

Series B Common Stock at the rate of one share of Series A Common Stock for one share of Series B Common Stock.

2.

Series B Common Stock

(a)

Voting.  Each holder of Series B Common Stock registered on the books of the Corporation shall be entitled to one (1) vote per share on all matters submitted to stockholders.

(b)

Conversion.  The Series B Common Stock does not have any conversion rights.

3.

Series C Common Stock

(a)

Voting.  Each holder of Series C Common Stock registered on the books of the Corporation shall be entitled to one tenth (0.1) vote per share on all matters submitted to stockholders.

(b)

Conversion.  Each holder of Series C Common Stock shall have the right at any time and from time to time to convert in whole or part shares of Series C Common Stock held by such holder into shares of Series B Common Stock at the rate of one share of Series B Common Stock for ten shares of Series C Common Stock.

B.

Dividends.  Subject to the rights of holders of all classes of stock which by their terms have priority as to dividends, the holders of Common Stock shall be entitled to receive dividends, when and as declared by the Board of Directors, and paid from such assets of the Corporation as may be legally available for such payment; provided, however, that shares of Series C Common Stock shall receive dividends on an “as if converted” basis.

C.

Liquidation.  The holders of the Common Stock shall receive a pro rata portion of any assets remaining after distribution of assets to the holders of all classes of stock which by their terms have priority as to liquidation; provided, however, that shares of Series C Common Stock shall receive distributions in liquidation on an “as if converted” basis.

FIFTH:  The name and mailing address of the incorporator are as follows:

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Exhibit B-2

NAME:

MAILING ADDRESS

Stanley R. Rosenthal

5500 NW 69th Avenue

Lauderhill, Florida 33319

SIXTH:  The Corporation is to have perpetual existence.

SEVENTH:  In furtherance and not in limitation of the powers conferred by statute, the board of directors is expressly authorized to make, repeal, alter, amend or rescind any or all of the Bylaws, and to adopt any new Bylaws, of the Corporation.

            EIGHTH:  A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or for which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived any improper personal benefit.  If the Delaware General Corporation Law is amended after approval by the stockholders of this Article to authorize corporation action further eliminating or limiting personal liability of directors then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law so amended.

NINTH:  To the fullest extent permitted by applicable law, the Corporation is also authorized to provide indemnification of (and advancement of expenses to) such agents (and other persons to which Delaware law permits the Corporation to provide indemnification) through Bylaw provisions, agreements with such other agents or other persons, vote of stockholders or disinterested directors or otherwise, in excess of the indemnification and advancement otherwise permitted by Section 145 of the General Corporation Law of the State of Delaware, subject only to limits created by applicable Delaware law (statutory or non-statutory), with respect to actions for breach of duty to the Corporation, its stockholders, and others.

Any repeal or modification of any of the foregoing provisions of this Article 9 shall not adversely affect any right or protection of a director, officer, agent or other person existing at the time of, or increase the liability of any director of the Corporation with respect to any acts or omissions of such director, officer or agent occurring prior to such repeal or modification.

TENTH:  The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

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Exhibit B-3

The undersigned incorporator has executed this Certificate of Incorporation as of the __ day of March, 2007.

/s/ Stanley R. Rosenthal

Stanley R. Rosenthal, Incorporator

FTL:2072152:7

Exhibit B-4

Exhibit  C

CERTIFICATE OF INCORPORATION

OF

HUBEI LONGDAN (DELAWARE), INC.

The undersigned, a natural person, for the purposes of forming a corporation under the laws of the State of Delaware, does make, file and record this Certificate of Incorporation, and does certify that:

FIRST:  The name of the corporation is Hubei Longdan (Delaware), Inc. (the “Corporation”).

SECOND:  The address of the Corporation’s registered office in the State of Delaware is 160 Greentree Drive, Suite 101, Dover, Delaware, County of Kent, 19904.  The name of the Corporation’s registered agent at such address is National Registered Agents, Inc.

THIRD:  The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

FOURTH: The total number of shares of stock which the Corporation shall have authority to issue is 1,000 shares, $.001 par value per share, all of which are the same class and all of which are designated as common shares.

FIFTH:  The name and mailing address of the incorporator are as follows:

NAME:

MAILING ADDRESS

Stanley R. Rosenthal

5500 N.W. 69th Avenue

Lauderhill, FL  33319

SIXTH:  The Corporation is to have perpetual existence.

SEVENTH:  In furtherance and not in limitation of the powers conferred by statute, the board of directors is expressly authorized to make, repeal, alter, amend or rescind any or all of the Bylaws, and to adopt any new Bylaws, of the Corporation.

EIGHTH:  A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or for which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived any improper personal benefit.  If the Delaware General Corporation

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Exhibit C-1

Law is amended after approval by the stockholders of this Article to authorize corporation action further eliminating or limiting personal liability of directors then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law so amended.

NINTH:  To the fullest extent permitted by applicable law, the Corporation is also authorized to provide indemnification of (and advancement of expenses to) such agents (and other persons to which Delaware law permits the Corporation to provide indemnification) through Bylaw provisions, agreements with such other agents or other persons, vote of stockholders or disinterested directors or otherwise, in excess of the indemnification and advancement otherwise permitted by Section 145 of the General Corporation Law of the State of Delaware, subject only to limits created by applicable Delaware law (statutory or non-statutory), with respect to actions for breach of duty to the Corporation, its stockholders, and others.

Any repeal or modification of any of the foregoing provisions of this Article 9 shall not adversely affect any right or protection of a director, officer, agent or other person existing at the time of, or increase the liability of any director of the Corporation with respect to any acts or omissions of such director, officer or agent occurring prior to such repeal or modification.

TENTH:  The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

The undersigned incorporator has executed this Certificate of Incorporation as of the 14th day of March, 2007.

/s/ Stanley R. Rosenthal

Stanley R. Rosenthal, Incorporator

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Exhibit C-2

Exhibit D

CERTIFICATE OF MERGER

OF

LONGDAN INTERNATIONAL INC.

(a Nevis corporation)

WITH AND INTO

HUBEI LONGDAN (DELAWARE), INC.

(a Delaware corporation)

It is hereby certified that:

1.  The constituent business corporations participating in the merger certified herein are:

i.

Longdan International Inc., which is incorporated under the laws of the jurisdiction of Nevis (the “Terminating Corporation”); and

ii.

Hubei Longdan (Delaware), Inc., which is incorporated under the laws of the State of Delaware (the “Surviving Corporation”).

2.

The Plan of Merger has been approved, adopted, certified, executed, and acknowledged by each of the aforesaid constituent corporations in accordance with the provisions of subsection (c) of Section 252 of the Delaware General Corporation Law, to wit, by the Terminating Corporation in accordance with the laws of the jurisdiction of its incorporation and by the Surviving Corporation in the manner as is provided in Section 251 of the Delaware General Corporation Law.

3.

The name of the surviving corporation in the merger herein certified is Hubei Longdan, Inc., which will continue its existence as said Surviving Corporation under its present name upon the effective date of said merger pursuant to the provisions of the Delaware General Corporation Law.

4.

The Certificate of Incorporation of Hubei Longdan (Delaware), Inc., as now in force and effect shall continue to be the Certificate of Incorporation of the Surviving Corporation until amended and changed pursuant to the provisions of the Delaware General Corporation Laws.

5.

The Plan of Merger between the aforesaid constituent corporations is on file at the principal place of business of the aforesaid Surviving Corporation, the address of which is No. 1, 2nd Floor, 308 Qing Tai Road, Hanyang, Wuhan, Hubei.

6.

A copy of the aforesaid Plan of Merger will be furnished by the Surviving Corporation, on request, and without cost, to any stockholder of each of the aforesaid constituent corporations.

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Exhibit D-1

7.

The authorized capital stock of the Terminating Corporation consists of 51,547,748 shares, comprised of 175,000 Class A shares, 2,220,899 Class B shares and 49,151,849 Class C shares, each of which have a par value of U.S. $.001 per share.

Executed on this __ day of __________, 2007

HUBEI LONGDAN (DELAWARE), INC., a Delaware corporation

By:____________________________

      Stanley R. Rosenthal, its President

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Exhibit D-2

Schedule 1

CONVERSION FORMULA

All-State’s limited partners will receive one (1) share of Series B Common Stock of LIH for each 8.1 limited partnership units of All-State held, rounded upwards to the nearest whole share of Series B Common Stock.  By way of example, a holder of one hundred (100) limited partnership units would receive thirteen (13) shares of Series B Common Stock.

The conversion formula will be subject to adjustment to take into account any changes in the total number of limited partnership units outstanding so that in any event the total equals approximately eleven percent (11%) of the total Common Stock of LIH on an as if converted basis at the Merger Effective Time.

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Schedule 1-1

Schedule 2

DIRECTORS AND OFFICERS OF

HUBEI LONGDAN (DELAWARE), INC.

(Surviving Company)

Directors

Zhilin Zhang

Hua Zhang

Bing Hu

Chun Li

Jinzhong Yu

Officers

Zhilin Zhang – President

Hanping Xu – Chief Financial Officer

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Schedule 2-1

Schedule 3

MERGER FORMULA

Shares of the capital stock of Longdan International will be converted into shares of LIH on the following basis:

Each share of Series A common stock of Longdan International will be converted into one (1) share of Series A Common of LIH

Each share of Series B common stock of Longdan International will be converted into one (1) share of Series B Common of LIH

Each two and five hundred fifteenth ten thousandth (2.0515) shares of Series C common Stock of Londan International will be converted into one (1) share of Series C Common of LIH

At the Merger Effective Time, the issued and outstanding capital stock of LIH will be 16,126,824 shares comprised as follows:

175,000 shares of Series A Common

1,922,016 shares of Series B Common

14,029,808 shares of Series C Common

As set forth in the Certificate of Incorporation of LIH,

•

the Series A Common will have ten (10) votes for each share and shall be convertible into shares of Series B Common on a one for one basis at any time at the election of the holder

•

the Series B Common will have one (1) vote for each share

•

the Series C Common will have one tenth (0.1) vote for each share and shall be convertible into shares of Series B Common on the basis of ten (10) shares of Series C Common for each one (1) share of Series B Common; in addition, each share of Series C Common will receive dividends and distributions, as well as in the event of liquidation, on an “as if converted” basis.

The shares of each series of Common Stock will vote together as one group and shall be entitled to an equal portion of any dividend or distribution and shall be equal in priority as to payment of any dividends or other distributions by LIH, as well as in the event of liquidation.

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Schedule 3-1

Schedule 4

MANAGEMENT OF LIH POST-CLOSING

Directors

Zhilin Zhang

Hua Zhang

Bing Hu

Chun Li

Jinzhong Yu

Officers

Zhilin Zhang – President

Hanping Xu – Chief Financial Officer

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Schedule 4-1

Schedule 5

LONGDAN SUBSIDIARIES

Name	Ownership Interest
Huiyuan Investment Co., Ltd.	100% (direct)
Hubei Fuhua Medicine Co.	90% (indirect); owned by Isy Huiyuan Investment Co. Ltd.

`

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Schedule 5-1

Schedule 6

VARIABLE INTEREST ENTITY AGREEMENTS

   See  following : Exhibit  Index

 Exhibit No.

     Description of Document

 EX-10.2

                         Consult Agreement

 EX-10.3

                         Operating Agreement

 EX-10.4

                         Equity Pledge Agreement

 EX-10.5

                         Option Agreement

 EX-10.6

                         Proxy Agreement

FTL:2072152:7

Schedule 6-1